UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2025

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)
_______________________________

Texas		1-31447			74-0694415
(State or other jurisdiction		(Commission File Number)			(IRS Employer
of incorporation)					Identification No.)

1111 Louisiana
Houston	Texas		77002
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:			(713)	207-1111

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNP	The New York Stock Exchange
NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
At the annual meeting of the shareholders of CenterPoint Energy, Inc. (“CenterPoint Energy”) held on April 16, 2025, the matters voted upon and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below. The proposals related to each matter are described in detail in CenterPoint Energy’s definitive proxy statement for the annual meeting, which was filed with the Securities and Exchange Commission on March 5, 2025.

Election of Directors (Item 1)
The following nominees for director were elected to serve one-year terms expiring at the 2026 annual meeting of shareholders, with the vote totals as set forth in the table below:

Nominee	For	Against	Abstentions	Broker Non-Votes
Wendy Montoya Cloonan	569,538,550	4,895,154	406,021	29,931,500
Barbara J. Duganier	561,602,503	12,720,686	516,536	29,931,500
Laurie L. Fitch	553,360,643	21,017,768	461,314	29,931,500
Christopher H. Franklin	570,442,809	3,865,510	531,406	29,931,500
Raquelle W. Lewis	571,614,411	2,768,674	456,640	29,931,500
Thaddeus J. Malik	570,161,823	4,224,971	452,931	29,931,500
Manuel B. Miranda	573,104,889	1,279,996	454,840	29,931,500
Theodore F. Pound	558,824,982	15,439,944	574,799	29,931,500
Dean L. Seavers	546,518,804	27,742,174	578,747	29,931,500
Phillip R. Smith	570,888,492	3,432,239	518,994	29,931,500
Jason P. Wells	572,961,851	1,287,513	590,361	29,931,500

Ratification of Appointment of Independent Registered Public Accounting Firm (Item 2)
The appointment of Deloitte & Touche LLP as the independent registered public accounting firm for CenterPoint Energy for 2025 was ratified, with the vote totals as set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
576,271,166	27,949,926	550,133	—

Advisory Vote on Executive Compensation (Item 3)
The advisory resolution on executive compensation was approved, with the vote totals as set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
550,993,748	22,347,963	1,498,014	29,931,500

Approval of Amendment to the CenterPoint Energy, Inc. Stock Plan for Outside Directors (Item 4)
The amendment to the CenterPoint Energy, Inc. Stock Plan for Outside Directors, as amended and restated, to increase the number of shares of common stock reserved for issuance under the plan by 350,000 shares was approved, with the vote totals as set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
565,537,470	8,404,324	897,931	29,931,500

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: April 16, 2025	By:	/s/ Monica Karuturi
Monica Karuturi
Executive Vice President and General Counsel